Exhibit (g)(3)

                         Rothschild Inc.

Richard A. Beberman
Senior Vice President
                                   October 4, 1996

Via Federal Express

Dr. Simone Siebeke
General Secretariat - Project Coordinator
Henkel KGaA
Henkelstrasse 67
D-40191 Dusseldorf
Germany

Dear Dr. Siebeke:

As part of our effort to review various strategic alternatives regarding H's stake in LINK we have performed five-year discounted cash flow analyses with respect to LINK. The analyses present equity valuation ranges for LINK on an aggregate and a per share basis based upon three different projection scenarios. The first and second, 6% and 9% growth scenarios, are designed to reflect your own assumptions as to realistic growth projections for LINK. The third, a 12% growth scenario, is designed to approximate the 12.5% earnings growth that is the consensus for the Wall Street analysts who follow LINK's stock. We have examined each growth scenario two ways - (i) with the terminal value as a multiple of EBITDA and (ii) with the terminal value assuming perpetual growth of unlevered free cash flow.

Seven exhibits are attached. The first exhibit summarizes the assumptions for each scenario. The next three exhibits summarize, for each of the three scenarios, per share valuation ranges and terminal values as a percentage of enterprise value at given discount rates employing the two terminal value methodologies discussed above. The remaining three exhibits are the projections and present value calculations.

Please note that 75-80% of the total value in each of the scenarios is based on terminal value at exit. Also note, we have not assumed any synergies in these models. Obviously, as the Wall Street sales growth estimates are higher than the other models, the per share estimates of value are higher under the Wall Street model than the other two models.

We hope this is helpful in your continuing evaluation of LINK alternatives. As always, if you have any questions, feel free to discuss them with us.

                            Sincerely,
                          Rick Beberman

cc:  Yves-Andre Istel
     David T. Lender

      1261 Avenue of the Americas
      New York, N.Y.  10020
      Telephone:  (212) 403-3590
      Telex:  422 811
      Fax:  (212) 403-3608


                            Exhibit I
                  Primary Operating Assumptions



                    Six Percent Growth Model

1.   LINK sales grow at six percent from 1997 to 2001.
2. The EBIDTA margin remains at 20.9% (Wall Street's estimate of LINK's EBITDA margin in 1997) from 1997 to 2001.
3. Working capital growth is at the same rate as sales growth from 1998 to 2001 (1997 working capital growth is a Donaldson, Lufkin & Jenrette estimate.)
4. Capital expenditures as a percent of sales remains constant from 1998 to 2001 (1997 and 1998 capital expenditures are LINK estimates).

                    Nine Percent Growth Model

1.   LINK sales grow at nine percent from 1997 to 2001.
2. The EBITDA margin remains at 20.9% (Wall Street's estimate of LINK's EBITDA margin in 1997) from 1997 to 2001.
3. Working capital growth is at the same rate as sales growth from 1998 to 2001 (1997 working capital growth is a Donaldson, Lufkin & Jenrette estimate).
4. Capital expenditure as a percent of sales remains constant from 1998 to 2001 (1997 and 1998 capital expenditures are LINK estimates).

                   Wall Street Estimate Model

1. LINK sales grow at 8.9% in 1997. This growth rate is an average of the Wall Street estimates for LINK sales in 1997. The revenue growth rate from 1997 to 2001 is 12%, a rate which creates yearly net income growth of approximately 12.5%, consistent with Wall Street estimates.
2. The EBITDA margin is for 1997 is an average of Wall Street estimates. After 1997, the EBITDA margin is assumed to remain constant at 20.9%.
3. Working capital growth is at the same rate as sales growth from 1998 to 2001 (1997 working capital growth is a Donaldson, Lufkin & Jenrette estimate).
4. Capital expenditures as a percent of sales remains constant from 1998 to 2001 (1997 and 1998 capital expenditures are
                        LINK estimates).

                           Exhibit II
                    Six Percent Growth Model

             Terminal Value as a Multiple of EBITDA

                         Per Share Prices
                  Terminal Value EBITDA Multiple
                         ------------------------------
                      9.0             10.0            11.0
Discount Rates
     11.0%         $43.90           $48.04           $52.17
     12.0%          41.98            45.94            49.90
     13.0%          40.16            43.95            47.73
     14.0%          38.43            42.05            45.68
     15.0%          36.79            40.26            43.72


                    Terminal Value as a % of Enterprise Value
                  Terminal Value EBITDA Multiple
                    ------------------------------------------
                      9.0             10.0            11.0
Discount Rates
     11.0%          77.2%            79.0%            80.5%
     12.0%          76.8%            78.6%            80.2%
     13.0%          76.5%            78.3%            79.9%
     14.0%          76.1%            78.0%            79.6%
     15.0%          75.8%            77.7%            79.3%



                    Terminal Value Assuming Perpetual Growth


                         Per Share Prices
                      Perpetual Growth Rate
                              ---------------------
                     4.0%             5.0%             6.0%
Discount Rates
     11.0%         $35.40           $40.19           $46.89
     12.0%          33.85            38.43            44.85
     13.0%          32.39            36.77            42.90
     14.0%          30.99            35.19            41.05
     15.0%          29.67            33.68            39.30



                    Terminal Value as a % of Enterprise Value
                      Perpetual Growth Rate
                    -----------------------------------------
                     4.0%             5.0%            6.0%
Discount Rates
     11.0%          72.3%            75.3%            78.5%
     12.0%          71.9%            74.9%            78.2%
     13.0%          71.5%            74.5%            77.9%
     14.0%          71.1%            74.2%            77.5%
     15.0%          70.7%            73.8%            77.2%

                           Exhibit III
                    Nine Percent Growth Model

             Terminal Value as a Multiple of EBITDA
             --------------------------------------

                         Per Share Prices
                  Terminal Value EBITDA Multiple
                         ------------------------------
                      9.0             10.0            11.0
Discount Rates
     11.0%         $50.70           $55.46           $60.21
     12.0%          48.50            53.05            57.60
     13.0%          46.41            50.76            55.11
     14.0%          44.43            48.59            52.75
     15.0%          42.54            46.53            50.51


                    Terminal Value as a % of Enterprise Value
                  Terminal Value EBITDA Multiple
                    -----------------------------------------
                      9.0             10.0            11.0
Discount Rates
     11.0%          77.8%            79.5%            81.0%
     12.0%          77.4%            79.2%            80.8%
     13.0%          77.1%            78.9%            80.5%
     14.0%          76.8%            78.6%            80.2%
     15.0%          76.5%            78.3%            79.9%



                    Terminal Value Assuming Perpetual Growth


                         Per Share Prices
                      Perpetual Growth Rate
                              ---------------------
                     4.0%             5.0%            6.0%
Discount Rates
     11.0%         $41.77           $47.42           $55.33
     12.0%          39.96            45.36            52.93
     13.0%          38.25            43.41            50.65
     14.0%          36.61            41.56            48.48
     15.0%          35.06            39.79            46.42



                    Terminal Value as a % of Enterprise Value
                      Perpetual Growth Rate
                    -----------------------------------------
                     4.0%             5.0%            6.0%
Discount Rates
     11.0%          73.5%            76.4%            79.5%
     12.0%          73.1%            76.0%            79.2%
     13.0%          72.7%            75.7%            78.9%
     14.0%          72.4%            75.3%            78.6%
     15.0%          72.0%            75.0%            78.3%

                           Exhibit IV
                   Wall Street Estimates Model

             Terminal Value as a Multiple of EBITDA
             --------------------------------------

                         Per Share Prices
                  Terminal Value EBITDA Multiple
                         ------------------------------
                      9.0             10.0            11.0
Discount Rates
     11.0%         $56.27           $61.57           $66.87
     12.0%          53.83            58.90            63.96
     13.0%          51.52            56.36            61.21
     14.0%          49.32            53.96            58.59
     15.0%          47.23            51.67            56.11


                    Terminal Value as a % of Enterprise Value
                  Terminal Value EBITDA Multiple
                    -----------------------------------------
                      9.0             10.0             11.0
Discount Rates
     11.0%          78.6%            80.3%            81.8%
     12.0%          78.3%            80.0%            81.5%
     13.0%          78.0%            79.8%            81.3%
     14.0%          77.7%            79.5%            81.0%
     15.0%          77.4%            79.2%            80.7%



                    Terminal Value Assuming Perpetual Growth


                         Per Share Prices
                      Perpetual Growth Rate
                              ---------------------
                     4.0%             5.0%            6.0%
Discount Rates
     11.0%         $46.72           $53.08           $61.97
     12.0%          44.71            50.78            59.29
     13.0%          42.79            48.60            56.73
     14.0%          40.96            46.53            54.31
     15.0%          39.23            44.55            52.01



                    Terminal Value as a % of Enterprise Value
                      Perpetual Growth Rate
                    -----------------------------------------
                     4.0%             5.0%            6.0%
Discount Rates
     11.0%          74.6%            77.4%            80.4%
     12.0%          74.3%            77.1%            80.2%
     13.0%          73.9%            76.8%            79.9%
     14.0%          73.6%            76.5%            79.6%
     15.0%          73.2%            76.2%            79.3%

Rothschild                                                      Oct. 96
Exhibit V
         LINKED DISCOUNTED CASH FLOW ANALYSIS - TERMINAL VALUE AS A
                        MULTIPLE OF EBITDA
                  (Six Percent Growth Estimates)
      -----------------------------------------------------------------
(in $ millions)


                                      Year Ending December 31,
                  ------------------------------------------------------------
                  Estimated                       Projected
                  ---------   ------------------------------------------------
                    1996      1997       1998        1999     2000      2001
                  --------   -----      -----       -----    -------   -------
Undiscounted Values
Sales             810.8(a)   859.5      911.0       965.7    1,023.6   1,085.1
EBITA             138.1(a)   145.6      159.5       169.0      179.2     189.9
Taxes @ 27.0%     (37.3)     (39.3)     (43.1)      (45.6)     (48.4)    (51.3)
Amortization       (4.8)      (4.8)      (4.8)       (4.8)      (4.8)     (4.8)
                   -----      -----      -----       -----    -------     -----
Net Income
(unlevered)        96.0      101.5      111.6       118.6      126.0     133.8
                  =====      =====      =====       =====    =======     =====

EBIT              133.3      145.6      154.7       164.2      174.4     185.1
Amortization        4.8        4.8        4.8         4.8        4.8       4.8
Depreciation       28.0       29.2       31.0        32.8       34.8      36.9
EBITDA            -----      -----      -----       -----      -----     -----
                  166.1      179.6      190.4       201.8      213.9     226.8

Taxes             (37.3)     (39.3)     (43.1)      (45.6)     (48.4)    (51.3)

Change in
Working Capital   (13.0)(b)  (13.0)(b)  (13.8)      (14.6)     (15.5)    (16.4)
Capital
Expenditures      (41.0)(c)  (41.0)(c)  (41.0)(c)   (43.5)     (46.1)    (48.8)
                  ---------  ---------  ---------   ------     -----     -----
                   74.8       86.3       92.6        98.1      104.0     110.3
                  =========  =========  =========   ======     =====     =====

Major Assumptions
Sales Growth        3.8%   6.0%   6.0%         6.0%         6.0%         6.0%
EBITDA Margin      20.5%  20.9%  20.9%        20.9%        20.9%        20.9%
Net Income Margin  11.8%  11.8%  12.2%        12.3%        12.3%        12.3%
Depreciation/Sales  3.5%   3.4%   3.4%         3.4%         3.4%         3.4%
Working Capital
Growth             58.0%   0.0%   6.0%         6.0%         6.0%         6.0%
Capital
Expenditures/Sales  5.1%   4.8%   4.5%         4.5%         4.5%         4.5%




                      A     +                B                 -     C     =
                               Terminal Value at a Multiple of
Present          Discounted             2001 EBITDA                6/30/96
Value            Unlevered    -------------------------------
Discount Rates   Cash Flows      9.0x      10.0x     11.0x        Net Debt
--------------   ----------   --------   --------   --------      --------
11.0%            $358.6       $1,211.2   $1,345.8   $1,480.4       $142.2
12.0%            $349.4       $1,158.1   $1,286.8   $1,415.5       $142.2
13.0%            $340.5       $1,107.8   $1,230.9   $1,353.9       $142.2
14.0%            $332.0       $1,060.0   $1,177.8   $1,295.6       $142.2
15.0%            $323.9       $1,014.7   $1,127.5   $1,240.2       $142.2


                        D
          Equity Value at a Multiple of
                   2001 EBITDA
          ------------------------------
             9.0x      10.0x      11.0x
          --------   --------   --------
          $1,427.6   $1,562.2   $1,696.8
           1,365.3    1,494.0    1,622.7
           1,306.1    1,429.2    1,552.3
           1,249.9    1,367.6    1,485.4
           1,196.4    1,309.2    1,421.9

Analysis           Terminal Value As An Imputed
                         Multiple of 2001
              -----------------------------------------
              9.0x           10.0x          11.0x
             ------         ------         ------
Sales         1.88x          2.09x          2.30x
EBIT         11.0x          12.3x          13.5x
Net Income   15.2x          16.9x          18.6x



 Equity Value Per Share
At a Multiple of 2001 EBITDA
9.0x           10.0x          11.0x
----           ------         ------
$43.90         $48.04         $52.17
$41.98         $45.94         $49.90
$40.16         $43.95         $47.73
$38.43         $42.05         $45.68
$36.79         $40.26         $43.72

Terminal Value as a Percentage of Enterprise Value B/(A + B)

9.0x           10.0x          11.0x
-----          -----          -----
77.2%          79.0%          80.5%
76.8%          78.6%          80.2%
76.5%          78.3%          79.9%
76.1%          78.0%          79.6%
75.8%          77.7%          79.3%

Rothschild                                                      Oct. 96
Exhibit V
       LINK DISCOUNTED CASH FLOW ANALYSIS - PERPETUAL GROWTH MODEL
                     (Six Percent Growth Estimates)
    -----------------------------------------------------------------
(in $ millions)


                                Year Ending December 31,
                  ------------------------------------------------------------
                   Estimated                       Projected
                  ---------  -------------------------------------------------
Undiscounted       1996      1997       1998        1999     2000      2001
Values            --------   -----      -----       -----    -------   -------
Sales             810.8(a)   859.5      911.0       965.7    1,023.6   1,085.1
EBITA             138.1(a)   145.6      159.5       169.0      179.2     189.9
Taxes@   27.0%    (37.3)     (39.3)     (43.1)      (45.6)     (48.4)    (51.3)
Amortization       (4.8)      (4.8)      (4.8)       (4.8)      (4.8)     (4.8)
                  -----      -----      -----       -----    -------     -----
Net income
(unlevered)        96.0      101.5      111.6       118.6      126.0     133.8
                  =====      =====      =====       =====    =======     =====

EBIT              133.3      145.6      154.7       164.2      174.4     185.1
Amortization        4.8        4.8        4.8         4.8        4.8       4.8
Depreciation       28.0       29.2       31.0        32.8       34.8      36.9
                  -----      -----      -----       -----      -----     -----
EBITDA            166.1      179.6      190.4       201.8      213.9     226.8

Taxes             (37.3)     (39.3)     (43.1)      (45.6)     (48.4)    (51.3)

Change in         (13.0)(b)  (13.0)(b)  (13.8)      (14.6)     (15.5)    (16.4)
Working Capital
Capital
Expenditures      (41.0)(c)  (41.0)(c)  (41.0)(c)   (43.5)     (46.1)    (48.8)
                  --------   --------   --------    -----      -----     -----
Tot. Unlevered
Free Cash Flow     74.8       86.3       92.6        98.1      104.0     110.3
                  ========   ========   ========    =====      =====     =====


Major Assumptions       1996   1997    1998    1999         2000         2001
                        ----   ----    ----    ----         ----         ----
Sales Growth            3.8%    6.0%    6.0%    6.0%         6.0%         6.0%
EBITDA Margin          20.5%   20.9%   20.9%   20.9%        20.9%        20.9%
Net Income Margin      11.8%   11.8%   12.2%   12.3%        12.3%        12.3%
Depreciation/Sales      3.5%    3.4%    3.4%    3.4%         3.4%         3.4%
Working Capital Growth 58.0%    0.0%    6.0%    6.0%         6.0%         6.0%
Capital Expenditures/
Sales                   5.1%   4.8%     4.5%    4.5%         4.5%         4.5%


                                     A      +
Present Value                   Discounted
                            Unlevered
               Discount Rates   Cash Flows
               --------------   ----------
               11.0%            $358.6
               12.0%            $349.4
               13.0%            $340.5
               14.0%            $332.0
               15.0%            $323.9

               B                 -     C     =
Terminal Value at a Perpetual
Growth Rate of 2001 Free Cash Flow   6/30/96
-------------------------------
 4.0%        5.0%        6.0%        Net Debt
------    --------    --------      --------
$934.8    $1,090.6    $1,308.7       $142.2
$893.8    $1,042.8    $1,251.3       $142.2
$854.9      $997.4    $1,196.9       $142.2
$818.1      $954.4    $1,145.3       $142.2
$783.1      $913.7    $1,096.4       $142.2

              D
Equity Value at a Perpetual Growth Rate
of 2001 Free Cash Flow
-----------------------------
 4.0%         5.0%       6.0%
--------   --------   --------
$1,151.2   $1,307.0   $1,525.1
 1,101.0    1,249.9    1,458.5
 1,053.3    1,195.8    1,359.2
 1,007.9    1,144.3    1,335.2
   964.8    1,095.3    1,278.1

Analysis      Terminal Value (based on a discount rate
               of 13%) As An Imputed Multiple of 2001
              ----------------------------------------
              4.0%           5.0%           6.0%
              -----         ------         ------
Sales         1.13x          1.27x          1.45x
EBITDA        5.4x           6.1x           6.9x
EBIT          6.6x           7.4x           8.5x
Net Income    9.2x          10.3x          11.8x




 Equity Value Per Share
At a Growth Rate of 2001 Free Cash Flow
 4.0%           5.0%           6.0%
------         ------         ------
$35.40         $40.19         $46.89
$33.85         $38.43         $44.85
$32.39         $36.77         $42.90
$30.99         $35.19         $41.05
$29.67         $33.68         $39.30

Terminal Value as a Percentage of Enterprise Value B/(A + B)

 4.0%           5.0%           6.0%
-----          -----          -----
72.3%          75.3%          78.5%
71.9%          74.9%          78.2%
71.5%          74.5%          77.9%
71.1%          74.2%          77.5%
70.7%          73.8%          77.2%

Rothschild                                                     Oct. 96
Exhibit VI
   LINKED DISCOUNTED CASH FLOW ANALYSIS - TERMINAL VALUE AS A
                        MULTIPLE OF EBITDA
                 (Nine Percent Growth Estimates)
-----------------------------------------------------------------
(in $ millions)


                                  Year Ending December 31,
               ------------------------------------------------------------
               Estimated                       Projected
               ---------   ------------------------------------------------
Undiscounted     1996      1997       1998       1999      2000      2001
Values         --------    -----      -----     -------   -------   -------
Sales          810.8(a)    883.8      963.3     1,050.0   1,144.5   1,247.5
EBITA          138.1(a)    150.7      169.5       184.8     201.4     219.5
Taxes @ 27.0%  (37.3)      (40.7)     (45.8)      (49.9)    (54.4)    (59.3)
Amortization    (4.8)       (4.8)      (4.8)       (4.8)     (4.8)     (4.8)
               -----       -----      -----       -----     -----     -----
Net income
(unlevered)     96.0       105.2      118.9       130.1     142.2     155.4
               =====       =====      =====       =====     =====     =====

EBIT           133.3       150.7      164.7       180.0     196.6     214.7
Amortization     4.8         4.8        4.8         4.8       4.8       4.8
Depreciation    28.0        29.2       31.8        34.7      37.8      41.2
                -----       -----      -----       -----     -----     -----
EBITDA         166.1       184.7      201.3       219.5     239.2     260.7

Taxes          (37.3)     (40.7)      (45.8)      (49.9)    (54.4)    (59.3)

Change in
Working Capital(13.0)(b)  (13.0)(b)   (14.2)      (15.4)    (16.8)    (18.4)
Capital
Expenditures   (41.0)(c)  (41.0)(c)   (41.0)(c)   (44.7)    (48.7)    (53.1)
               --------   --------    --------    -----     -----     -----
Tot. Unlevered
Free Cash Flow  74.8       90.0       100.4       109.4     119.3     130.0
               ========   ========    ========    =====     =====     =====





Major Assumptions
                   1996    1997     1998       1999         2000         2001
                   ----    ----     ----       ----         ----         ----
Sales Growth        3.8%    9.0%     9.0%       9.0%         9.0%         9.0%
EBITDA Margin      20.5%   20.9%    20.9%      20.9%        20.9%        20.9%
Net Income Margin  11.8%   11.9%    12.3%      12.4%        12.4%        12.5%
Depreciation/Sales  3.5%    3.3%     3.3%       3.3%         3.3%         3.3%
Working Capital
Growth             58.0%    0.0%     9.0%       9.0%         9.0%         9.0%
Capital
Expenditures/Sales 5.1%     4.6%     4.3%       4.3%         4.3%         4.3%




                                     A      +
Present Value                   Discounted
                            Unlevered
               Discount Rates   Cash Flows
               --------------   ----------
               11.0%            $398.3
               12.0%            $387.9
               13.0%            $377.9
               14.0%            $368.2
               15.0%            $359.0

               B                 -     C    =
Terminal Value at a Multiple of
          2001 EBITDA               6/30/96
-------------------------------
  9.0x       10.0x      11.0x        Net Debt
--------   --------   --------      --------
$1,392.6   $1,547.3   $1,702.1       $142.2
$1,331.5   $1,479.5   $1,627.4       $142.2
$1,273.7   $1,415.2   $1,556.7       $142.2
$1,218.8   $1,354.2   $1,489.6       $142.2
$1,166.7   $1,296.3   $1,426.0       $142.2

              D
Equity Value at a Multiple of
         2001 EBITDA
-----------------------------
  9.0x      10.0x     11.0x
--------  --------  --------
$1,648.8  $1,803.5  $1,958.2
 1,577.2   1,725.2   1,873.1
 1,509.3   1,650.8   1,792.4
 1,444.8   1,580.2   1,715.6
 1,383.5   1,513.1   1,642.8

Analysis      Terminal Value As An Imputed Multiple
                            of 2001
             --------------------------------------
              9.0x           10.0x          11.0x
             ------         ------         ------
Sales         1.88x          2.09x          2.30x
EBIT         10.9x          12.1x          13.4x
Net Income   15.1x          16.8x          18.5x




 Equity Value Per Share
At a Multiple of 2001 EBITDA
 9.0x           10.0x          11.0x
------         ------         ------
$50.70         $55.46         $60.21
$48.50         $53.05         $57.60
$46.41         $50.76         $55.11
$44.43         $48.59         $52.75
$42.54         $46.53         $50.51

Terminal Value as a Percentage of Enterprise Value B/(A + B)

9.0x           10.0x          11.0x
-----          -----          -----
77.8%          79.5%          81.0%
77.4%          79.2%          80.8%
77.1%          78.9%          80.5%
76.8%          78.6%          80.2%
76.5%          78.3%          79.9%

Rothschild                                                     Oct. 96
Exhibit VI

       LINK DISCOUNTED CASH FLOW ANALYSIS - PERPETUAL GROWTH MODEL
                    (Nine Percent Growth Estimates)
   -----------------------------------------------------------------
(in $ millions)


                                  Year Ending December 31,
               ------------------------------------------------------------
               Estimated                     Projected
               ---------  -------------------------------------------------
Undiscounted    1996      1997       1998       1999      2000      2001
Values         --------   -----      -----     -------   -------   -------
Sales          810.8(a)   883.8      963.3     1,050.0   1,144.5   1,247.5
EBITA          138.1(a)   150.7      169.5       184.8     201.4     219.5
Taxes@  27.0%  (37.3)     (40.7)     (45.8)      (49.9)   (54.4)     (59.3)
Amortization    (4.8)      (4.8)      (4.8)       (4.8)    (4.8)      (4.8)
               -----      -----      -----       -----    -----      -----
Net income
(unlevered)     96.0      105.2      118.9       130.1    142.2      155.4
               =====      =====      =====       =====    =====      =====

EBIT           133.3      150.7      164.7       180.0    196.6      214.7
Amortization     4.8        4.8        4.8         4.8      4.8        4.8
Depreciation    28.0       29.2       31.8        34.7     37.8       41.2
               -----      -----      -----       -----    -----      -----
EBITDA         166.1      184.7      201.3       219.5    239.2      260.7

Taxes          (37.3)     (40.7)     (45.8)      (49.9)   (54.4)     (59.3)

Change in
Working Capital(13.0)(b)  (13.0)(b)  (14.2)      (15.4)   (16.8)     (18.4)
Capital
Expenditures   (41.0)(c)  (41.0)(c)  (41.0)(c)   (44.7)   (48.7)     (53.1)
               --------  ---------  ---------    -----    -----      -----
Tot. Unlevered
Free Cash Flow  74.8       90.0      100.4       109.4    119.3      130.0
               ========  =========  =========    =====    =====      =====

Major Assumptions
                            1996        1997   1998     1999    2000     2001
                            ----        ----   ----     ----    ----     ----
Sales Growth                 3.8%        9.0    9.0%     9.0%    9.0%     9.0%
EBITDA Margin               20.5%       20.9%  20.9%    20.9%   20.9%    20.9%
Net Income Margin           11.8%       11.9%  12.3%    12.4%   12.4%    12.5%
Depreciation/Sales           3.5%        3.3%   3.3%     3.3%    3.3%     3.3%
Working Capital Growth      58.0%        0.0%   9.0%     9.0%    9.0%     9.0%
Capital Expenditures/Sales   5.1%        4.6%   4.3%     4.3%    4.3%     4.3%




                                     A      +
Present Value                   Discounted
                            Unlevered
               Discount Rates   Cash Flows
               --------------   ----------
               11.0%            $398.3
               12.0%            $387.9
               13.0%            $377.9
               14.0%            $368.2
               15.0%            $359.0

               B                 -     C    =
Terminal Value at a Perpetual Growth
Rate of 2001 Free Cash Flow         6/30/96
-------------------------------
  4.0%        5.0%       6.0%        Net Debt
--------   --------   --------      --------
$1,102.3   $1,286.0   $1,543.2       $142.2
$1,054.0   $1,229.6   $1,475.5       $142.2
$1,008.1   $1,176.2   $1,411.4       $142.2
$  964.7   $1,125.5   $1,350.6       $142.2
$  923.5   $1,077.4   $1,292.9       $142.2

              D
Equity Value at a Perpetual Growth
Rate of 2001 Free Cash Flow
-----------------------------
  4.0%      5.0%      6.0%
--------  --------  --------
$1,358.4  $1,542.2  $1,799.4
 1,299.7   1,475.3   1,721.2
 1,243.8   1,411.8   1,647.1
 1,190.7   1,351.5   1,576.6
 1,140.3   1,294.2   1,509.7

Analysis      Terminal Value (based on a discount
              rate of 13%) As An Imputed Multiple
                            of 2001
              -------------------------------------
              4.0%           5.0%            6.0%
              -----         ------         ------
Sales         1.16x          1.30x          1.49x
EBITDA        5.5x           6.2x           7.1x
EBIT          6.7x           7.6x           8.7x
Net Income    9.3x          10.5x          11.9x




        Equity Value Per Share
At a Growth Rate of 2001 Free Cash Flow
 4.0%           5.0%           6.0
------         ------         ------
$41.77         $47.42         $55.33
$39.96         $45.36         $52.93
$38.25         $43.41         $50.65
$36.61         $41.56         $48.48
$35.06         $39.79         $46.42

Terminal Value as a Percentage of Enterprise Value B/(A + B)

 4.0%           5.0%           6.0%
-----          -----          -----
73.5%          76.4%          79.5%
73.1%          76.0%          79.2%
72.7%          75.7%          78.9%
72.4%          75.3%          78.6%
72.0%          75.0%          78.3%

Rothschild
Exhibit VII                                                    Oct. 96
               LINK DISCOUNTED CASH FLOW ANALYSIS -
              TERMINAL VALUE AS A MULTIPLE OF EBITDA
                     (Wall Street Estimates)
   -----------------------------------------------------------------
(in $ millions)


                                  Year Ending December 31,
               ------------------------------------------------------------
               Estimated                       Projected
               ---------  -------------------------------------------------
Undiscounted     1996      1997       1998        1999     2000      2001
Values         --------   -----      -----       -----    -------   -------
Sales          810.8      882.6      988.6     1,107.2  1,240.1    1,388.9
EBITA          138.1(a)   155.0(a)   173.6       194.8    218.1      244.3
Taxes@  27.0%  (37.3)     (41.8)     (46.9)      (52.6)   (58.9)     (66.0)
Amortization    (4.8)      (4.8)      (4.8)       (4.8)    (4.8)      (4.8)
               -----      -----      -----       -----    -----      -----
Net income
(unlevered)     96.0      108.3      121.9       137.4    154.4      173.6
               =====      =====      =====       =====    =====      =====

EBIT           133.3      150.2      168.8       190.0    213.3     239.5
Amortization     4.8        4.8        4.8         4.8      4.8       4.8
Depreciation    28.0       29.2       32.7        36.6     41.0      45.9
               -----      -----      -----       -----    -----     -----
EBITDA         166.1      184.2      206.3       231.4    259.2     290.3

Taxes          (37.3)     (41.8)     (46.9)      (52.6)   (58.9)    (66.0)

Change in
Working Capital(13.0)(b)  (13.0)(b)  (14.6)      (16.3)   (18.3)    (20.5)
Capital
Expenditures   (41.0)(c)  (41.0)(c)  (41.0)(c)   (45.9)   (51.4)    (57.6)
               --------   --------   --------    -----    -----     -----
Tot. Unlevered
Free Cash Flow  74.8       88.3      103.8       116.6    130.6     146.2
               ========   ========   ========    =====    =====     =====

Major Assumptions
                            1996   1997   1998    1999     2000     2001
                            ----   ----   ----    ----     ----     ----
Sales Growth                 3.8%   8.9%  12.0%   12.0%    12.0%    12.0%
EBITDA Margin               20.5%  20.9%  20.9%   20.9%    20.9%    20.9%
Net Income Margin           11.8%  12.3%  12.3%   12.4%    12.5%    12.5%
Depreciation/Sales           3.5%   3.3%   3.3%    3.3%     3.3%     3.3%
Working Capital Growth      58.0%   0.0%  12.0%   12.0%    12.0%    12.0%
Capital Expenditures/Sales   5.1%   4.6%   4.1%    4.1%     4.1%     4.1%


                                     A      +
Present Value                   Discounted
                            Unlevered
               Discount Rates   Cash Flows
               --------------   ----------
               11.0%            $421.9
               12.0%            $410.6
               13.0%            $399.7
               14.0%            $389.3
               15.0%            $379.3

               B                 -     C     =
Terminal Value at a Multiple of
          2001 EBITDA               6/30/96
-------------------------------
  9.0x       10.0x      11.0x       Net Debt
--------   --------   --------      --------
$1,550.4   $1,722.6   $1,894.9       $142.2
$1,482.4   $1,647.1   $1,811.8       $142.2
$1,417.9   $1,575.5   $1,733.0       $142.2
$1,356.8   $1,507.6   $1,658.3       $142.2
$1,298.8   $1,443.2   $1,587.5       $142.2

              D
Equity Value at a Multiple of
         2001 EBITDA
-----------------------------
  9.0x       10.0x     11.0x
--------   --------  --------
$1,830.1   $2,002.3  $2,174.6
 1,750.8    1,915.5   2,080.2
 1,675.5    1,833.0   1,990.6
 1,604.0    1,754.7   1,905.5
 1,536.0    1,680.3   1,824.6

Analysis      Terminal Value As An Imputed Multiple
                            of 2001
              -------------------------------------
               9.0x           10.0x          11.0x
              ------         ------         ------
Sales          1.88x          2.09x          2.30x
EBIT          10.9x          12.1x          13.3x
Net Income    15.1x          16.7x          18.4x




 Equity Value Per Share
At a Multiple of 2001 EBITDA
 9.0x          10.0x          11.0x
------         ------         ------
$56.27         $61.57         $66.87
$53.83         $58.90         $63.96
$51.52         $56.36         $61.21
$49.32         $53.96         $58.59
$47.23         $51.67         $56.11

Terminal Value as a Percentage of Enterprise Value B/(A + B)

9.0x           10.0x          11.0x
-----          -----          -----
78.6%          80.3%          81.8%
78.3%          80.0%          81.5%
78.0%          79.8%          81.3%
77.7%          79.5%          81.0%
77.4%          79.2%          80.7%

Rothschild                                                     Oct. 96
Exhibit VII
          LINK DISCOUNTED CASH FLOW ANALYSIS - PERPETUAL GROWTH MODEL
                     (Wall Street Estimates)
         -----------------------------------------------------------------
(in $ millions)


                                  Year Ending December 31,
               ------------------------------------------------------------
               Estimated                       Projected
               ---------  -------------------------------------------------
                 1996       1997      1998       1999      2000      2001
               --------   --------   -----     -------   -------    -------
Sales(a)       810.8      882.6      988.6     1,107.2   1,240.1    1,388.9
EBITA          138.1(a)   155.0(a)   173.6       194.8     218.1      244.3
Taxes@   27.0% (37.3)     (41.8)     (46.9)      (52.6)    (58.9)     (66.0)
Amortization    (4.8)      (4.8)      (4.8)       (4.8)     (4.8)      (4.8)
               -----      -----      -----       -----     -----      -----
Net income
(unlevered)     96.0      108.3      121.9       137.4     154.4      173.6
               =====      =====      =====       =====     =====      =====

EBIT           133.3      150.2      168.8       190.0     213.3      239.5
Amortization     4.8        4.8        4.8         4.8       4.8        4.8
Depreciation    28.0       29.2       32.7        36.6      41.0       45.9
               -----      -----      -----       -----    -----       -----
EBITDA          166.1     184.2      206.3       231.4     259.2      290.3

Taxes          (37.3)     (41.8)     (46.9)      (52.6)    (58.9)     (66.0)

Change in
Working Capital(13.0)(b)  (13.0)(b)  (14.6)      (16.3)    (18.3)     (20.5)
Capital
Expenditures   (41.0)(c)  (41.0)(c)  (41.0)(c)   (45.9)    (51.4)     (57.6)
               --------   --------   --------    -----     -----      -----
Tot. Unlevered
Free Cash Flow  74.8       88.3      103.8       116.6     130.6      146.2
               ========   ========   ========    =====     =====      =====



Major Assumptions
                       1996   1997      1998    1999    2000         2001
                       ----   ----      ----    ----    ----         ----
Sales Growth            3.8%   8.9%     12.0%   12.0%   12.0%        12.0%
EBITDA Margin          20.5%  20.9%     20.9%   20.9%   20.9%        20.9%
Net Income Margin      11.8%  12.3%     12.3%   12.4%   12.5%        12.5%
Depreciation/Sales      3.5%   3.3%      3.3%    3.3%    3.3%         3.3%
Working Capital Growth 58.0%   0.0%     12.0%   12.0%   12.0%        12.0%
Capital Expenditures/
Sales                   5.1%   4.6       4.1%    4.1%    4.1%         4.1%


                                     A      +
Present Value                   Discounted
                            Unlevered
               Discount Rates   Cash Flows
               --------------   ----------
               11.0%            $421.9
               12.0%            $410.6
               13.0%            $399.7
               14.0%            $389.3
               15.0%            $379.3

               B                 -     C    =
Terminal Value at a Perpetual Growth
Rate of 2001 Free Cash Flow         6/30/96
-------------------------------
  4.0%        5.0%      6.0%        Net Debt
--------    --------  --------      --------
$1,239.9    $1,446.5  $1,735.8       $142.2
$1,185.5    $1,383.1  $1,659.7       $142.2
$1,134.0    $1,322.9  $1,587.5       $142.2
$1,085.1    $1,265.9  $1,519.1       $142.2
$1,038.7    $1,211.8  $1,454.2       $142.2

              D
Equity Value at a Perpetual Growth
Rate of 2001 Free Cash Flow
-----------------------------
  4.0%       5.0%      6.0%
--------   --------  --------
$1,519.6   $1,726.2  $2,015.5
 1,453.9    1,651.5   1,928.1
 1,391.5    1,580.5   1,845.1
 1,332.2    1,513.1   1,766.3
 1,275.9    1,449.0   1,691.4

Analysis      Terminal Value (based on a discount
              rate of 13%) As An Imputed Multiple
                  of 2001 Free Cash Flow
             --------------------------------------
             4.0%           5.0%           6.0%
             -----         ------         ------
Sales        1.17x          1.32x          1.50x
EBITDA       5.6x           6.3x           7.2x
EBIT         6.8x           7.6x           8.7x
Net Income   9.4x          10.5x          12.0x




       Equity Value Per Share
At a Growth Rate of 2001 Free Cash Flow
 4.0%            5.0%          6.0%
------         ------         ------
$46.27         $53.08         $61.97
$44.71         $50.78         $59.29
$42.79         $48.60         $56.73
$40.96         $46.53         $54.31
$39.23         $44.55         $52.01

Terminal Value as a Percentage of Enterprise Value B/(A + B)

4.0%           5.0%          6.0%
-----          -----         -----
74.6%          77.4%         80.4%
74.3%          77.1%         80.2%
73.9%          76.8%         79.9%
73.6%          76.5%         79.6%
73.2%          76.2%         79.3%

Notes - Six and Nine Percent Growth Estimates:
---------------------------------------------

(a) An average of Merrill Lynch, Value Line, William Blair and Donaldson, Lufkin & Jenrette estimates.
(b)  Donaldson, Lufkin & Jenrette estimate.
(c)  Company estimates.

Notes - Wall Street Estimates:
-----------------------------

(a) In 1996 and 1997, an average of Merrill Lynch, Value Line, William Blair and Donaldson, Lufkin & Jenrette estimates. After 1997, the revenue growth rate is 12%, a rate which creates yearly net income growth of approximately 12.5%, consistent with Wall Street estimates.
(b)  Donaldson, Lufkin & Jenrette estimate.
(c)  Company estimates.